UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2023

SUNWORKS, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Freedom Blvd Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

(385) 497-6955

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders of Sunworks, Inc. (the “Company”) was held on September 22, 2023 (the “Annual Meeting”). As of August 18, 2023, the record date for the Annual Meeting (the “Record Date”), the Company had 44,296,711 shares of common stock outstanding. At the Annual Meeting, 17,528,901 shares of common stock were present virtually or represented by proxy. Each share of common stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting.

Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on August 28, 2023.

Proposal 1 – Election of Directors

The first proposal voted upon at the Annual Meeting was the election of four directors to serve until the 2024 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

At the Annual Meeting, the directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Gaylon Morris	3,450,640	727,702	13,350,559
Patrick McCullough	3,151,465	1,026,877	13,350,559
Rhone Resch	3,430,014	748,328	13,350,559
Stanley Speer	3,377,041	801,301	13,350,559

Proposal 2 –Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
15,134,039	1,017,868	1,061,021	—

Proposal 3– Approve an Amendment to the Company’s Certificate of Incorporation

The third proposal voted upon at the Annual Meeting was the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of the Company’s authorized common stock to 100,000,000 from 50,000,000.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
12,336,001	4,664,269	212,658	—

Proposal 4 –Approve an Amendment to the Company’s Equity Incentive Plan

The fourth proposal voted upon at the Annual Meeting was the approval of an amendment to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of the Company’s common stock reserved under the 2016 Plan to 5,042,857 from 2,042,857.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
2,497,639	1,315,886	48,844	13,350,559

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: September 26, 2023	By:	/s/ Jason Bonfigt
Jason Bonfigt
Chief Financial Officer